Exhibit 99.1

FOR IMMEDIATE RELEASE
---------------------

            RESOURCES CONNECTION, INC. REPORTS SECOND QUARTER RESULTS

                 Second Quarter Revenue Reaches an All-Time High

Costa Mesa, Calif., December 21, 2006 -- Resources Connection, Inc. (NASDAQ:
RECN), an international professional services firm that provides, through its operating subsidiary, Resources Global Professionals, experienced accounting and finance, risk management and internal audit, information management, human capital, supply chain management and legal professionals to clients on a project basis, today announced financial results for its second quarter ended November 30, 2006.

Total revenue for the second quarter of fiscal 2007 improved 15.6% to $182.8 million from $158.1 million for the same quarter in fiscal 2006.

For the six months ended November 30, 2006, revenue grew 13.1% to $347.9 million compared to $307.7 million for the comparable six months of the prior year.

The Company adopted SFAS 123(R), the accounting pronouncement requiring the recognition of compensation expense relating to employee stock option grants and employee stock purchases, effective with the Company's first quarter of fiscal 2007. Because SFAS 123(R) has been adopted prospectively, net income for the three months and six months ended November 30, 2006 is not comparable to net income for the three months and six months ended November 30, 2005.

Net income on a generally accepted accounting principles (GAAP) basis for the quarter ended November 30, 2006, was $14.7 million, or $0.29 per diluted share, which includes non-cash stock-based compensation expense of $4.7 million on a pre-tax basis and $790,000 of tax benefits related to stock-based compensation. Non-GAAP net income for the second quarter of fiscal 2007, excluding stock-based compensation expense and the related income tax effect, was $18.5 million, or $0.36 per diluted share. Net income (on a GAAP basis) for the quarter ended November 30, 2005, was $16.0 million, or $0.31 per diluted share.

For the six months ended November 30, 2006, net income on a GAAP basis was $25.6 million, or $0.51 per diluted share, which includes non-cash stock-based compensation expense of $9.4 million on a pre-tax basis and $1.3 million of tax benefits related to stock-based compensation. Non-GAAP net income for the first six months of fiscal 2007, excluding stock-based compensation expense and the related income tax effect, was $33.7 million, or $0.66 per diluted share. Net income (on a GAAP basis) for the six months ended November 30, 2005, was $31.1 million, or $0.60 per diluted share.

"Resources continues to perform well in fiscal 2007," said Chairman and CEO of Resources Global Professionals Donald Murray. "Our established client base, the high-quality service our associates provide, and the strength of our business model help us grow as we continue to deliver on our global growth strategy. On a sequential basis, revenues grew in each of our six services during the second quarter. In addition, our international practices continue to perform well and our major markets in the U.S. have strong demand. We look forward to our ongoing expansion in Europe and Asia and to partnering with our multi-national clients around the world."

ABOUT RESOURCES GLOBAL PROFESSIONALS

Resources Global Professionals is an international professional services firm that helps business leaders execute internal initiatives. The Company provides accounting and finance, human capital, information management, supply chain management, internal audit/risk management, and legal services on a project basis. In addition to its project professional services, Resources Global Professionals has established itself as a leading business services provider for companies seeking independent and cost effective assistance for meeting or complying with many of the complex business and regulatory issues in today's marketplace.

Resources was founded in 1996 within a Big Four firm. Today, Resources is a publicly traded company (NASDAQ: RECN) with more than 75 practice offices and 3,900 professionals. Headquartered in Costa Mesa, California, Resources serves more than half of the Fortune Global 100.

The company was recently honored as one of America's 200 Best Small Companies by Forbes magazine. Selected for the fifth consecutive year, Resources placed #66 on the Forbes list. In September, 2006, Resources was named #61 on Fortune magazine's list of 100 Fastest-Growing Companies and in June, Resources placed #21 on BusinessWeek's list of 100 Hot Growth Companies to watch in 2006. The Company is listed on NASDAQ's new Global Select Market, the exchange's highest listing tier. More information about Resources is available at http://www.resourcesglobal.com.

Resources will hold a conference call for interested analysts and investors at 5:00 p.m., EST today, December 21, 2006. This conference call will be available for listening via a webcast on the Company's website:
http://www.resourcesglobal.com.

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," or "will" or the negative of these terms or other comparable terminology. Such statements and all phases of Resources Connection's operations are subject to known and unknown risks, uncertainties and other factors, including seasonality, overall economic conditions and other factors and uncertainties as are identified in Resources Connection's Form 10-K for the year ended May 31, 2006 and Form 10-Q for the quarter ended August 31, 2006 (File No. 0-32113). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Resources Connection's, and its industry's, actual results, levels of activity, performance or achievements may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. The Company undertakes no obligation to update the forward-looking statements in this press release.

The Non-GAAP Income Statement in this release excludes stock-based compensation expense from the following non-GAAP line items: non-GAAP selling, general and administrative expenses, non-GAAP operating income before amortization and depreciation, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-GAAP net income, non-GAAP net income per diluted share, and non-GAAP diluted shares used in net income per share calculation.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures and the Non-GAAP Income Statement are not based on any comprehensive set of accounting rules or principles. Resources believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Resources' results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Resources' results of operations in conjunction with the corresponding GAAP measures.

Resources believes that the presentation of non-GAAP selling, general and administrative expenses, non-GAAP operating income before amortization and depreciation, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-GAAP net income, non-GAAP net income per diluted share and non-GAAP diluted shares used in net income per share calculation, when presented in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

For its internal budgeting process, Resources' management uses financial statements that do not include stock-based compensation expense related to employee stock options and employee stock purchases, and the income tax effects thereof. Resources' management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of Resources.

For additional information on the items excluded by Resources Connection, Inc. from one or more of its non-GAAP financial measures, and for additional information regarding these non-GAAP measures, we refer you to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Press Contact:
Sarah Lazarus
(978) 369-4478
Sarah@CL-Media.com

Company Contact:
Steve Giusto, Chief Financial Officer
(714) 430-6500
Steve.Giusto@resources-us.com

                           RESOURCES CONNECTION, INC.
                                INCOME STATEMENT
                    (in thousands, except per share amounts)

                                                         Quarter                    Six Months
                                                    Ended November 30,          Ended November 30,
                                                 ------------------------    ------------------------
                                                    2006          2005          2006          2005
                                                 ----------    ----------    ----------    ----------
                                                       (unaudited)                 (unaudited)
Revenue                                          $  182,804    $  158,138    $  347,911    $  307,726
Direct costs of services                            110,152        95,171       210,071       185,821
                                                 ----------    ----------    ----------    ----------
Gross profit                                         72,652        62,967       137,840       121,905
Selling, general and administrative
 expenses (1)                                        46,658        36,826        91,456        70,918
                                                 ----------    ----------    ----------    ----------
Operating income before amortization and
 depreciation (1)                                    25,994        26,141        46,384        50,987
Amortization of
 intangible assets                                      344           435           762           870
Depreciation expense                                  1,444           545         2,800         1,037
                                                 ----------    ----------    ----------    ----------
Operating income (1)                                 24,206        25,161        42,822        49,080
Interest income                                      (2,013)       (1,114)       (3,922)       (2,086)
                                                 ----------    ----------    ----------    ----------
Income before provision for income taxes (1)         26,219        26,275        46,744        51,166
Provision for income taxes (2)                       11,562        10,250        21,136        20,082
                                                 ----------    ----------    ----------    ----------
Net income (1) (2)                               $   14,657    $   16,025    $   25,608    $   31,084
                                                 ==========    ==========    ==========    ==========
Diluted net income per share                     $     0.29    $     0.31    $     0.51    $     0.60
                                                 ==========    ==========    ==========    ==========
Diluted shares                                       50,470        52,034        50,123        51,722
                                                 ==========    ==========    ==========    ==========

(1) Includes $4,662 and $9,363 of expense for the three and six months ended November 30, 2006, respectively, related to the mandatory requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, effective in the Company's fiscal year 2007. There was no corresponding expense in the three and six months ended November 30, 2005.

(2) The Company's effective tax rate, absent the impact of the adoption of the requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, was 40% in both the three and six months ended November 30, 2006, compared to 39.0% and 39.2% for the three and six months ended November 30, 2005, respectively. The Company's effective tax rate, including the impact of the adoption of the requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, was 44.1% and 45.2% in the three and six months ended November 30, 2006. The Company cannot recognize a potential tax benefit for certain stock option grants until and unless the holder exercises his or her option and sells the shares. In addition, the Company can only recognize a potential tax benefit for employees' acquisition and subsequent sale of shares purchased through the Company's Employee Stock Purchase Plan if the sale occurs within a certain defined period. Further, under SFAS 123(R), certain potential tax benefits associated with incentive stock options fully vested at the time of adoption of SFAS 123(R) will be recognized as additional paid in capital when and if those options are exercised.

                           RESOURCES CONNECTION, INC.
                            NON-GAAP INCOME STATEMENT
                    (in thousands, except per share amounts)

                                                         Quarter                    Six Months
                                                    Ended November 30,          Ended November 30,
                                                 ------------------------    ------------------------
                                                    2006          2005          2006          2005
                                                 ----------    ----------    ----------    ----------
                                                       (unaudited)                 (unaudited)
Revenue                                          $  182,804    $  158,138    $  347,911    $  307,726
Direct costs of services                            110,152        95,171       210,071       185,821
                                                 ----------    ----------    ----------    ----------
Gross profit                                         72,652        62,967       137,840       121,905
Selling, general and administrative
 expenses (1)                                        41,996        36,826        82,093        70,918
                                                 ----------    ----------    ----------    ----------
Operating income before amortization and
 depreciation (1)                                    30,656        26,141        55,747        50,987
Amortization of
 intangible assets                                      344           435           762           870
Depreciation expense                                  1,444           545         2,800         1,037
                                                 ----------    ----------    ----------    ----------
Operating income (1)                                 28,868        25,161        52,185        49,080
Interest income                                      (2,013)       (1,114)       (3,922)       (2,086)
                                                 ----------    ----------    ----------    ----------
Income before provision for income taxes (1)         30,881        26,275        56,107        51,166
Provision for income taxes (2)                       12,352        10,250        22,442        20,082
                                                 ----------    ----------    ----------    ----------
Net income (1) (2)                               $   18,529    $   16,025    $   33,665    $   31,084
                                                 ==========    ==========    ==========    ==========
Diluted net income per share                     $     0.36    $     0.31    $     0.66    $     0.60
                                                 ==========    ==========    ==========    ==========
Diluted shares (3)                                   51,107        52,034        50,956        51,722
                                                 ==========    ==========    ==========    ==========

(1) Excludes $4,662 and $9,363 of expense for the three and six months ended November 30, 2006, respectively, related to the mandatory requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, effective with the Company's first quarter of fiscal 2007. There was no corresponding expense for the three and six months ended November 30, 2005.

(2) Excludes tax benefits related to stock based compensation of $790 and $1,306 for the three and six months ended November 30, 2006, respectively. Please refer to footnote (2) on the GAAP Income Statement for further detail.

(3) Includes 637 and 833 of shares presumed to be repurchased in accordance with the requirements of SFAS 123(R) and SFAS 128 for GAAP computation of diluted number of shares for the quarter and six months ended November 30, 2006, respectively.

See table below for reconciliation of net income on a GAAP basis to non-GAAP net income, and diluted net income per share on a GAAP basis to non-GAAP diluted net income per share.

                           RESOURCES CONNECTION, INC.

Following is a reconciliation of net income under GAAP to non-GAAP net income for the three and six months ended November 30, 2006. There was no corresponding reconciliation necessary for the three and six months ended November 30, 2005, as the Company had not adopted the accounting required under SFAS 123(R).

                                                     (in thousands, except
                                                       per share amounts)
                                                  ----------------------------
                                                  Three months     Six months
                                                     ended           ended
                                                  November 30,    November 30,
                                                      2006            2006
                                                  ------------    ------------
GAAP net income                                   $     14,657    $     25,608
Stock based compensation included in SG&A                4,662           9,363

Effect  of  stock  based  compensation
 on  provision  for income taxes                          (790)         (1,306)
                                                  ------------    ------------
Net effect of stock based compensation                   3,872           8,057
                                                  ------------    ------------
Non-GAAP net income                               $     18,529    $     33,665
                                                  ============    ============

Following is a reconciliation of shares used in the calculation of GAAP to non-GAAP diluted net income per share:

                                                  Three months     Six months
                                                     ended           ended
                                                  November 30,    November 30,
                                                      2006            2006
                                                  ------------    ------------
Diluted number of shares used - GAAP                    50,470         50,123

Impact of SFAS 123R                                        637            833
                                                  ------------    ------------
Diluted number of shares used -non-GAAP                 51,107         50,956
                                                  ============    ============

Following is a reconciliation of GAAP diluted net income per share to non-GAAP diluted net income per share:

                                                  Three months     Six months
                                                     ended           ended
                                                  November 30,    November 30,
                                                      2006            2006
                                                  ------------   ------------
GAAP diluted net income per share                 $       0.29   $       0.51

Net effect of stock based compensation
 on diluted net income per share                  $       0.07   $       0.15
                                                  ------------   ------------
Non-GAAP diluted net income per share             $       0.36   $       0.66
                                                  ============   ============

                           RESOURCES CONNECTION, INC.
                       SELECTED BALANCE SHEET INFORMATION
                                 (in thousands)

                                                  NOVEMBER 30,      MAY 31,
                                                      2006           2006
                                                  ------------   ------------
                                                          (unaudited)
Cash, cash equivalents, short-term
investments and long-term marketable
 securities                                       $    199,213   $    185,439
Accounts receivable, less allowances              $    105,391   $     90,720

Total assets                                      $    432,834   $    398,611

Current liabilities                               $     68,865   $     66,614

Total stockholders' equity                        $    350,413   $    317,436